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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): June 14, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                        000-21642                 35-1617970
(State or other jurisdiction   Commission File Number)       (I.R.S. Employer
   of incorporation)                                    Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing that ATA Holdings Corp. expects a loss in the second quarter of 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated June 14, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ATA Holdings Corp.

Date: June 15, 2004                      By: /s/ David M. Wing
                                                 -------------

                                         Name: David M. Wing
                                         Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated June 14, 2004

        ATA Holdings Corp. Announces it expects a loss in Second Quarter


INDIANAPOLIS, June 14, 2004--ATA Holdings Corp., parent company of ATA Airlines, Inc. (NASDAQ: ATAH), today announced that it expects to report a loss in the second quarter. The Company had projected a profit for the second quarter in its first quarter earnings call. However, in May, demand for military charter flights was sharply lower than forecast. In addition, the Company has not been successful in increasing revenue from its scheduled service business sufficiently to offset higher than expected fuel prices.


Now celebrating its 31st year of operation, ATA is the nation's 10th largest passenger carrier (based on revenue passenger miles) and one of the nation's largest low-fare carriers. ATA has the youngest, most fuel-efficient fleet among the major carriers, featuring new Boeing 737-800 and 757-300 aircraft. The airline operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 40 business and vacation destinations. Stock of the Company's parent Company, ATA Holdings Corp. is traded on Nasdaq Stock Exchange under the symbol "ATAH." For more information about the Company, visit the web site at www.ata.com.


Caution Concerning Forward-Looking Statements: This communication contains certain "forward-looking statements." These statements are based on ATA Holdings Corp.'s management's current expectations and are naturally subject to uncertainty and changes in circumstances. Except to the extent required under the federal securities laws, ATA Holdings Corp. is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


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